                                                                   EXHIBIT 10.61


                           SECURITIES PLEDGE AGREEMENT

         THIS SECURITIES PLEDGE AGREEMENT (this "Agreement") is dated as of this ___ day of March, 2002, by and between Marshall Hunt and Hunt Family Investments, L.L.L.P. (collectively, the "Pledgor") and ComVest Venture Partners, L.P., a Delaware limited partnership with its principal place of business at 800 Third Avenue, New York, New York 10022 (the "Pledgee").

                                   WITNESSETH:

         WHEREAS, in order to provide financing for the repayment of certain indebtedness of Horizon Medical Products, Inc., a Delaware corporation (the "Company"), the Company has proposed to issue and sell to Pledgee and, if so elected by Pledgee, certain Additional Note Purchasers (as such term is defined in the Note Purchase Agreement referred to below) its Senior Subordinated Convertible Notes (the "Notes") upon the terms and subject to the conditions contained in that certain Note Purchase Agreement, dated as of the date hereof (the "Note Purchase Agreement") by and between the Company, Pledgee and such Additional Note Purchasers as are parties thereto (capitalized terms used, but not otherwise defined herein, shall have the meaning given to such terms in the Note Purchase Agreement);

         WHEREAS, in order to induce Pledgee and any Additional Note Purchasers to enter into the Note Purchase Agreement and to purchase the Notes in accordance therewith, Pledgor has agreed to enter into this Agreement and, on the terms and subject to the conditions contained herein, to pledge all of the Pledged Securities (as defined below) to Pledgee, for the ratable benefit of Pledgee and each Additional Note Purchaser, if any.

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. Definitions. The term "Pledged Securities" shall mean the securities described in Schedule I hereto and any shares of the Company's Capital Stock (including securities exercisable for or convertible into Capital Stock) that Pledgor purchases or otherwise acquires beneficial ownership of after the execution of this Agreement, together with all certificates, options, rights, or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any such securities, and all proceeds of all of the foregoing, now or hereafter owned or acquired by the Pledgor.

         2. Agreement to Pledge.

         (a) As security for the obligations of Pledgor under Section 5.5, 5.8 and 1.11 of the Securityholders Agreement (as defined in the Note Purchase Agreement), the Pledgor hereby pledges, hypothecates, assigns, transfers and delivers unto Pledgee, its successors and assigns, for the ratable benefit of the Pledgee and each Additional Note Purchaser, if any, the Pledged Securities in form transferable for delivery, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, and grants the Pledgee a lien on and security interest therein.

         (b) If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Securities, any:

         (i) certificate representing such Pledged Securities, including, but without limitation, any certificate representing a dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

         (ii) option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Pledged Securities, or otherwise;

         (iii) dividend or distribution payable in cash or in property, including securities issued by other than the issuer of any of the Pledged Securities; or

         (iv) extraordinary or liquidating dividends, redemptions or distributions, then:

the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Securities.

         3. Pledgor's Warranties and Representations. The Pledgor represents and warrants that:

         (a) It has, and has duly exercised, all requisite power and authority to enter into this Agreement, to pledge the Pledged Securities for the purposes described in Section 2(a), and to carry out the transactions contemplated by this Agreement;

         (b) It is the legal and beneficial owner of all of the Pledged Securities and the Pledged Securities constitute all of the Capital Stock of the Company which is owned of record or beneficially by the Pledgor and which, as of the date hereof, is not subject to any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in favor of any third party other than Pledgee and the Additional Note Purchasers as provided herein;

         (c) Except as provided herein, all of the Pledged Securities are owned by the Pledgor of record and beneficially, free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such securities or the proceeds thereof; and

         (d) Upon delivery of the Pledged Securities to the Pledgee or its agent, this Agreement shall create, for the ratable benefit of Pledgee and each Additional Note Purchaser, a valid first lien upon and perfected security interest in the Pledged Securities and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Securities.

         4. Pledgor's Covenants.

         (a) The Pledgor hereby covenants that, until the indebtedness represented by the Notes has been repaid in full and the Notes cancelled, it will not sell, convey, or otherwise dispose of any of the Pledged Securities or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any Pledged Securities or the proceeds thereof, other than created hereby.

         (b) The Pledgor warrants and will, at its own expense, defend the Pledgee's right, title, special property and security interest in and to the Pledged Securities against the claims of any person, firm, corporation or other entity.

         5. Notices in Regard of Pledged Securities. The Pledgor will promptly deliver to the Pledgee all written notices, and will promptly give the Pledgee written notice of any other notices, received by it with respect to Pledged Securities, and the Pledgee will promptly give like notice to the Pledgor of any such notices received by it or its nominee.

         6. Agreement to Execute Further Documents. The Pledgor shall at any time, and from time to time, promptly upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Securities in form satisfactory to the Pledgee. Until receipt thereof, this Agreement shall constitute the Pledgor's proxy to the Pledgee or its nominee to vote all of the Pledged Securities then registered in the Pledgor's name.

         7. Power of Attorney. From and after an Event of Default, the Pledgor hereby appoints the Pledgee as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

         8. Return of Pledged Securities. Pledgee shall continue to hold the Pledged Securities as collateral and security, for the ratable benefit of itself and each Additional Note Purchaser, if any, unless and until the indebtedness represented by the Notes is fully paid and satisfied. Upon the repayment in full of all of the indebtedness represented by the Notes and the satisfaction of all additional costs and expenses of the Pledgee as provided herein, this Agreement shall terminate and the Pledgee shall deliver to the Pledgor, at the Pledgor's expense, such of the Pledged Securities as shall not have been sold or otherwise applied pursuant to this Agreement.

         9. General.

         (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Securities while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Securities upon surrendering it or them or tendering surrender of it or them to the Pledgor.

         (b) No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (c) The rights and remedies provided herein are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

         (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

         (e) Any notice required or permitted by this Agreement shall be effective if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if delivered to the Pledgor or Pledgee at their addresses specified below, or at such other addresses as the Pledgor or the Pledgee may theretofore have designated in writing and given in like manner to the other.

         (f) This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

         (g) This Agreement shall be construed in accordance with the substantive law of the State of New York without regard to principles of conflicts of law and is intended to take effect as an instrument under seal.


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

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

Signed, sealed, sworn to and           PLEDGOR:
delivered in the presence of:
                                       MARSHALL B. HUNT


                                       /s/ Marshall B. Hunt
--------------------------------       ----------------------------------------
Witness                                Marshall B. Hunt
/s/ Marjorie Rogers
--------------------------------
Notary Public

Notarized this 15th day of March, 2002. Address:

                                       3935 Paces Manor
My commission expires:                 Atlanta, Georgia 30339

    (NOTARIAL SEAL)

Signed, sealed, sworn to and           PLEDGOR:
delivered in the presence of:
                                       HUNT FAMILY INVESTMENTS, L.L.L.P.



--------------------------------       By: /s/ Marshall B. Hunt
                                          -------------------------------------
/s/ Marjorie Rogers                    Name: Marshall B. Hunt
--------------------------------       Title: Managing General Partner
Notary Public

Notarized this 15th day of March, 2002. Address:

                                       3935 Paces Manor
My commission expires:                 Atlanta, Georgia 30339

     (NOTARIAL SEAL)

                      COMVEST COUNTERPART SIGNATURE PAGE TO
                                PLEDGE AGREEMENT

Signed, sealed, sworn to and           PLEDGEE:
delivered in the presence of:



--------------------------------       COMVEST VENTURE PARTNERS, L.P.
Witness


/s/ Marjorie Rogers
---------------------------------      By: /s/ Travis L. Provow
Notary Public                             -------------------------------------
                                       Name: Travis L. Provow
                                            -----------------------------------
                                       Title: President and Managing Director
                                             ----------------------------------

Notarized this 15th day of March, 2002.
                                       Address:
My commission expires:
                                       830 Third Avenue
  (NOTARIAL SEAL)                      New York, New York 10022

                                   SCHEDULE I

                                                Amount and Description of Pledged
Issuer                                                     Securities                         Name of Holder
------                                          ---------------------------------             --------------

Horizon Medical Products, Inc.                  2,814,198  Shares of Company common           Marshall B. Hunt and
                                                stock, Cert. Nos. HMP0025, HMP0073,           Hunt Family
                                                HMP0072 and ___________                       Investments, L.L.L.P.

                    POWER OF ATTORNEY TO TRANSFER SECURITIES

         FOR VALUE RECEIVED, the undersigned, Marshall B. Hunt and Hunt Family Investments, L.L.L.P., hereby sell, assign and transfer to ComVest Venture Partners, L.P., 2,814,198 shares of Company common stock, Certificate Nos. HMP0025, HMP0073, HMP0072, and ___________ standing in their names on the books of Horizon Medical Products, Inc. and do hereby irrevocably constitute and appoint any officer or transfer agent of the corporation the power of attorney to transfer all said shares on the books of the within named corporation with full power of substitution.

Signed, sealed, sworn to and           HUNT FAMILY INVESTMENTS, L.L.L.P.
delivered in the presence of:



--------------------------------       By:
Witness                                   -------------------------------------
                                       Name: Marshall B. Hunt
                                       Title: Managing Partner

--------------------------------
Notary Public

Notarized this ___ day of March, 2002.

My commission expires:

    (NOTARIAL SEAL)

Signed, sealed, sworn to and           MARSHALL B. HUNT
delivered in the presence of:

--------------------------------       ----------------------------------------
Witness                                Marshall B. Hunt



--------------------------------
Notary Public

Notarized this ___ day of March, 2002.

My commission expires:

   (NOTARIAL SEAL)